EXHIBIT 99.1

                                                                        CONTACT:
                                                  Michael Fitzsimonds, President
                                                   Golden Phoenix Minerals, Inc.
                                                                    775/853-4919

                                                                    Paul Knopick
                                                            E & E Communications
                                                                    949/707-5365
                                                pknopick@eandecommunications.com

              GOLDEN PHOENIX MINERALS ANNOUNCES APPOINTMENT OF CFO
              ----------------------------------------------------
                AND FORMATION OF ADVISORY COMMITTEE TO THE BOARD
                ------------------------------------------------

SPARKS, NV, November 24, 2004 - Golden Phoenix Minerals, Inc. (OTC Bulletin
Board: GPXM - News), announced today that its Board of Directors has appointed Bill Thomas as Chief Financial Officer. The Board also approved the formation of a three-person outside advisory committee to the board to assist on topics including increasing investor awareness, heightening market perception and broadening the Company's shareholder base.

Mr. Thomas has been Controller at Golden Phoenix Minerals for more than a year, reporting directly to the President. As Chief Financial Officer he will report to the Audit Committee of the Board of Directors. Prior to joining Golden Phoenix, Mr. Thomas was Chief Financial Officer for O'Hara Resources Ltd., a mining and petroleum company, and Patterson Inc., a natural resource manufacturing company. He also served as Executive Vice President for Placer Management Group, and was Controller for Kennecott Copper at its Utah Smelter. He earned an Accounting Degree from Stevens Henagar College, Utah, and an Economics and Business Administration degree from Westminster College, Salt Lake City.

The Board approved the formation of a three-person advisory committee which will assist and advise it on a number of financial matters and also on investor, public relations and marketing issues, including ensuring that investors and potential investors are aware of the achievements of Golden Phoenix Minerals. "Our Board wants to make sure that we have the best guidance possible from experts in these areas," said Michael Fitzsimonds, CEO.

Golden Phoenix Minerals Inc. is a mineral-property development company headquartered in Reno, Nevada. It specializes in acquiring and consolidating large, advanced-stage properties with potential for near-term production and good resource development potential through exploration. Acquisition and development emphasis is on deposits containing gold, silver, copper and other strategic minerals that are located in Nevada and the western United States. Golden Phoenix is committed to creating a high-quality portfolio of projects to achieve substantial, long-term growth and cash flow for its shareholders through production of valuable minerals.

       Visit the Golden Phoenix Web site at http://www.Golden-Phoenix.com/
                                                ------------------------------

Forward-Looking Statements. Certain statements included herein may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of a number of factors. These risks and uncertainties, and certain other related factors, are discussed in the Company's Form 10-KSB, Form 10-QSB and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of this date and the Company assumes no obligation to update such forward- looking statements as a result of a number of factors.